Monthly Trust Activity

A. Trust Level Activity
          Number of Days in Collection Period                                                                            31
          Beginning Principal Receivables Balance                                                          1,717,667,711.77
          Beginning Special Funding Account Balance                                                                    1.81
          Beginning Principal Receivables + SFA Balance                                                    1,717,667,713.58
          Special Funding Account Earnings                                                                             1.81
          Finance Charge Collections                                                                          26,919,184.82
          Interchange Collections                                                                              1,936,349.66
          Collection Account Investment Proceeds                                                                  50,394.87
          Recoveries treated as Finance Charge Collections                                                             0.00
          Total Finance Charge Receivables Collections                                                        28,905,931.16
          Principal Receivables Collections                                                                  171,412,396.26
          Recoveries treated as Principal Collections                                                            884,665.87
          Total Principal Receivables Collections                                                            172,297,062.13
          Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                      11.87%
          Defaulted Amount (Net of Recoveries)                                                                10,086,689.60
          Annualized Default Rate                                                                                     7.05%
          Trust Portfolio Yield                                                                                      20.19%
          New Principal Receivables                                                                          138,667,051.53
          Aggregate Account Addition or Removal (Y/N)?                                                                    N
          Date of Addition/Removal                                                                                      n/a
          Principal Receivables at the end of the day of Addition/Removal                                               n/a
          SFA Balance at the end of the day of Addition/Removal                                                         n/a
          Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                 n/a
          Percentage of the Collection Period which is before the Addition/Removal Date                                 n/a
          Ending Principal Receivables Balance                                                             1,673,848,598.68
          Ending Special Funding Account (SFA) Balance                                                                 0.00
          Ending Principal Receivables + SFA Balance                                                       1,673,848,598.68
          Required Minimum Principal Balance                                                               1,605,000,000.00
          Transferor Percentage                                                                                      11.59%


                                     Page 1


Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2                  1998-3
          Group                                                                         1                      1
          Class A Invested Amount                                                     528,000,000.00         528,000,000.00
          Class B Invested Amount                                                     113,000,000.00         113,000,000.00
          Collateral Invested Amount                                                   67,000,000.00          67,000,000.00
          Class D Invested Amount                                                      42,000,000.00          42,000,000.00
          Total Invested Amount                             1,500,000,000.00          750,000,000.00         750,000,000.00
          Required Transferor Amount                          105,000,000.00           52,500,000.00          52,500,000.00
          Invested Amount + Req Transf Amount               1,605,000,000.00          802,500,000.00         802,500,000.00
          Series Allocation Percentage                               100.00%                  50.00%                 50.00%
          Series Allocable Finance Charge Collections                                  14,452,965.58          14,452,965.58
          Series Allocable Principal Collections                                       86,148,531.07          86,148,531.07
          Series Allocable Defaulted Amounts                                            5,043,344.80           5,043,344.80
          Series Allocable Servicing Fee                                                1,250,000.00           1,250,000.00
          In Revolving Period?                                                                     Y                      Y
          Available for Shared Principal Collections          159,271,566.57           79,635,783.29          79,635,783.29
          Principal Shortfall                                           0.00                    0.00                   0.00
          Allocation of Shared Principal Collections                    0.00                    0.00                   0.00
          FC Available for other Excess Allocation Series       5,160,920.53            2,580,460.44           2,580,460.09
          Finance Charge Shortfall                                      0.00                    0.00                   0.00
          Allocation of Excess Finance Charge Collections               0.00                    0.00                   0.00


B. Series Allocations
          Amounts Due                                                                1998-2                  1998-3
                          Principal Allocation Percentage                                     87.33%                 87.33%
                          Floating Allocation Percentage                                      87.33%                 87.33%
                          Class A Certificate Rate                                            5.506%                 5.536%
                          Class B Certificate Rate                                            5.716%                 5.766%
                          CIA Certificate Rate                                                6.281%                 6.381%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                              2,503,508.33           2,517,148.33
                          Class B Interest                                                556,222.88             561,088.16
                          Collateral Monthly Interest                                     362,393.23             368,162.67
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     3,422,124.44           3,446,399.17
                          Investor Default Amount (Net of Recoveries)                   4,404,237.87           4,404,237.87
                          Interchange Collections                                         845,484.98             845,484.98
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
          Adjusted Invested Amount for Series               1,500,000,000.00          750,000,000.00         750,000,000.00
          Principal Collections                               150,463,090.82           75,231,545.41          75,231,545.41
          Finance Charge Collections                           25,242,889.76           12,621,444.88          12,621,444.88
          Investor Monthly Interest                             6,868,523.61            3,422,124.44           3,446,399.17
          Investor Default Amount                               8,808,475.75            4,404,237.87           4,404,237.87
          Monthly Servicing Fee                                 2,500,000.00            1,250,000.00           1,250,000.00
          Total Amount Due                                     18,176,999.36            9,076,362.32           9,100,637.04
          Excess Before Reallocation                            7,065,890.40            3,545,082.56           3,520,807.84
          Reallocation of Finance Charge Collections                                      -12,137.36              12,137.36
          Dollars of Excess Spread                              7,065,890.40            3,532,945.20           3,532,945.20
          Percentage Excess Spread                                     5.65%                   5.65%                  5.65%
          Reallocated Finance Charge Collections               25,242,889.76           12,609,307.52          12,633,582.24

                                     Page 2


Monthly Trust Activity

C. Group 2 Allocations
                                                              Total
          Beginning Invested Amount After Giving                        0.00
               Effect to Decrease occurring in monthly period
          Principal Collections                                         0.00
          Finance Charge Collections                                    0.00
          Investor Monthly Interest                                     0.00
          Investor Default Amount                                       0.00
          Monthly Servicing Fee                                         0.00
          Total Amount Due                                              0.00
          Excess Before Reallocation                                    0.00
          Reallocation of Finance Charge Collections
          Dollars of Excess Spread                                      0.00
          Percentage Excess Spread                                       n/a
          Reallocated Finance Charge Collections                        0.00

D. Trust Performance
          30-59 Days Delinquent                                                        32,330,711.77
          60-89 Days Delinquent                                                        21,327,813.31
          90+ Days Delinquent                                                          39,931,220.35
          Total 30+ Days Delinquent                                                    93,589,745.43

                                     Page 3


Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                          15-Oct-99
Current Payment Date                       15-Nov-99
Actual / 360 Days                              31                    31                   31                     31
30 / 360 Days                                  30                    30                   30                     30
Fixed / Floating                            Floating              Floating             Floating               Floating

                                                 Class A            Class B   Collateral Invested   Class D               Total
                                                                                    Amount
Certificate Rate                                     5.506%            5.716%           6.281%          0.000%
Initial Balance                              528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00       750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount                 528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00       750,000,000.00
Ending Outstanding Amount                    528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00       750,000,000.00

Beginning Invested Amount                    528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00       750,000,000.00
Ending Invested Amount                       528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00       750,000,000.00

Beginning Adjusted Invested Amount           528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00       750,000,000.00
Ending Adjusted Invested Amount              528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00       750,000,000.00

Principal Allocation Percentage                      70.40%            15.07%            8.93%           5.60%              100.00%
Floating Allocation Percentage                       70.40%            15.07%            8.93%           5.60%              100.00%
Principal Collections                         52,963,007.97     11,334,886.18     6,720,684.72    4,212,966.54        75,231,545.41
Realloc Finance Charge Collections             8,876,952.49      1,899,802.33     1,126,431.47      706,121.22        12,609,307.52
YSA Draw                                                                                                                       0.00
YSA Investment Proceeds                                                                                                        0.00
Realloc Finance Charge plus YSA Draw           8,876,952.49      1,899,802.33     1,126,431.47      706,121.22        12,609,307.52
Monthly Interest                               2,503,508.33        556,222.88       362,393.23            0.00         3,422,124.44
Investor Default Amount (Net)                  3,100,583.46        663,571.84       393,445.25      246,637.32         4,404,237.87
Monthly Servicing Fee                            880,000.00        188,333.33       111,666.67       70,000.00         1,250,000.00
Total Due                                      6,484,091.80      1,408,128.05       867,505.15      316,637.32         9,076,362.32

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            12,609,307.52
Series Adjusted Portfolio Yield                                                                                              13.13%
Base Rate                                                                                                                     7.30%

                                     Page 4


Series 1998-2

Series Parameters
                Revolving Period (Y/N)                                                         Y
                Accumulation Period (Y/N)                                                      N
                Early Amortization (Y/N)                                                       N
                Controlled Accumulation Period                                               12.00
                Holdings is Servicer                                                           Y
                Paydown Excess CIA (Y/N)                                                       Y
                Paydown Excess Class D (Y/N)                                                   Y
                Controlled Accumulation Amount                                                  53,416,666.67
                Controlled Deposit Amount                                                       53,416,666.67
                Ending Controlled Deposit Amount Shortfalll                                              0.00

Funding Accounts
                Beginning Principal Funding Account Balance                                              0.00
                Principal Funding Account Deposit                                                        0.00
                Ending Principal Funding Account Balance                                                 0.00
                Principal Funding Investment Proceeds                                                    0.00

                Yield Supplement Account Beginning Balance                                               0.00
                Yield Supplement Account Release                                                         0.00
                Yield Supplement Account Ending Balance                                                  0.00

                Reserve Account Beginning Balance                                                        0.00
                Required Reserve Account Amount                                                          0.00
                Funds Deposited into Reserve Account                                                     0.00
                Ending Reserve Account Balance                                                           0.00

C. Certificate Balances and Distrubutions
                                                 Class A           Class B           CIA             Class D         Total
                Beginning Balance                 528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                Interest Distributions              2,503,508.33        556,222.88       362,393.23            0.00     3,422,124.44
                PFA Deposits                                0.00                                                                0.00
                Principal Distributions                     0.00              0.00             0.00            0.00             0.00
                Total Distributions                 2,503,508.33        556,222.88       362,393.23            0.00     3,422,124.44
                Ending Certificate Balance        528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                Pool Factor                               100.00%           100.00%          100.00%         100.00%
                Total Distribution Per $1,000              4.741             4.922            5.408          0.0000
                Interest Distribution Per $1,000           4.741             4.922            5.408          0.0000
                Principal Distribution Per $1,000          0.000             0.000            0.000          0.0000

                                     Page 5


Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                1 Total amount of the distribution:                                                                 2,503,508.33
                2 Amount of the distribution in respect of Class A Monthly Interest:                                2,503,508.33
                3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                            0.00
                4 Amount of the distribution in respect of Class A Additional Interest:                                     0.00
                5 Amount of the distribution in respect of Class A Principal:                                               0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                 1 Total amount of Class A Investor Charge-Offs:                                                            0.00
                 2 Amount of Class A Investor Charge-Offs                                                                   0.00
                   per $1,000 original certificate principal amount:
                 3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                      0.00
                 4 Amount reimbursed in respect of Class A Investor Charge-Offs                                             0.00
                   per $1,000 original certificate principal amount:
                 5 The amount, if any, by which the outstanding principal                                                   0.00
                   balance of the Class A Certificate exceeds the Class A Invested
                   Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                1 The total amount of the distribution:                                                               556,222.88
                2 Amount of the distribution in respect of Class B monthly interest:                                  556,222.88
                3 Amount of the distribution in respect of Class B outstanding monthly interest:                            0.00
                4 Amount of the distribution in respect of Class B additional interest:                                     0.00
                5 Amount of the distribution in respect of Class B principal:                                               0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                1 The amount of reductions in Class B Invested Amount                                                       0.00
                2 The amount of reductions in the Class B Invested Amount set forth in                                      0.00
                  paragraph 1 above, per $1,000 original certificate principal amount:
                3 The total amount reimbursed in respect of such reductions                                                 0.00
                  in the Class B Invested Amount:
                4 The total amount set forth in paragraph 3 above, per $1,000                                               0.00
                  original certificate principal amount:
                5 The amount, if any, by which the outstanding principal balance                                            0.00
                   of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                     Page 6


Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                1 Total amount distributed to the Collateral Interest Holder:                                         362,393.23
                2 Amount distributed in respect of Collateral Monthly Interest:                                       362,393.23
                3 Amount distributed in respect of Collateral Additional Interest:                                          0.00
                4 The amount distributed to the Collateral Interest Holder in respect                                       0.00
                  of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                1 The amount of reductions in the Collateral Invested Amount.                                               0.00
                2 The total amount reimbursed in respect of such reductions in the                                          0.00
                  Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                            12,609,307.52
                2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)              9,076,362.32
                3 Spread Account Requirement per Loan Agreement                                                       952,484.76
                4 Finance Charge Shortfall                                                                                  0.00
                5 Available for Other Excess Allocation Series                                                      2,580,460.44

K. Application of Reallocated Investor Finance Charge Collections.

                                                             Available         Due                    Paid              Shortfall
                1 Allocated Class A Available Funds         8,876,952.49
                  a Reserve Account Release                         0.00
                  b PFA Investment Earnings                         0.00
                  c Class A Available Funds                 8,876,952.49

                2 Class A Available Funds                   8,876,952.49
                  a Class A Monthly Interest                                  2,503,508.33        2,503,508.33                 0.00
                  b Class A Servicing Fee                                       880,000.00          880,000.00                 0.00
                  c Class A Investor Default Amount                           3,100,583.46        3,100,583.46                 0.00
                  d Class A Excess                          2,392,860.70

                3 Class B Available Funds                   1,899,802.33
                  a Class B Monthly Interest                                    556,222.88          556,222.88                 0.00
                  b Class B Servicing Fee                                       188,333.33          188,333.33                 0.00
                  c Class B Excess                          1,155,246.12

                4 Collateral Available Funds                1,126,431.47
                  a Collateral Servicing Fee                                    111,666.67          111,666.67                 0.00
                  b Collateral Excess                       1,014,764.81

                5 Class D Available Funds                     706,121.22
                  a Class D Servicing Fee                                        70,000.00           70,000.00                 0.00
                  b Class D Excess                            636,121.22

                6 Total Excess Spread                       5,198,992.84

                                     Page 7


Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                           Available           Due                    Paid               Shortfall
                 1 Available Excess Spread                5,198,992.84
                 2 Excess Fin Charge Coll                         0.00
                        from Other Series
                 3 Available Funds                        5,198,992.84
                 4 Class A Required Amount Shortfalls                                 0.00                0.00                 0.00
                 5 Class B Defaults                                             663,571.84          663,571.84                 0.00
                 6 Monthly Servicing Fee Shortfalls                                   0.00                0.00                 0.00
                 7 Collateral Monthly Interest                                  362,393.23          362,393.23                 0.00
                 8 Collateral Default Amount                                    393,445.25          393,445.25                 0.00
                 9 Reserve Account Deposit                                            0.00                0.00                 0.00
                10 Class D Monthly Interest                                           0.00                0.00                 0.00
                11 Class D Default Amount                                       246,637.32          246,637.32                 0.00
                12 Other CIA Amounts Owed                                       952,484.76          952,484.76                 0.00
                13 Excess Fin Coll for Other Series                                   0.00                0.00                 0.00
                14 Excess Spread                          2,580,460.44
                15 Writedowns
                                       a Class A                  0.00
                                       b Class B                  0.00
                                       c CIA                      0.00
                                       d Class D                  0.00


M. Reallocated Principal Collections

                1 Total Principal Collections Allocable                                           75,231,545.41
                2 Principal Required to Fund the Required Amount                                           0.00
                3 Shared Principal Collections from other Series                                           0.00
                4 Other Amounts Treated as Principal Collections                                   4,404,237.87
                5 Available Principal Collections                                                 79,635,783.29

N. Application of Principal Collections during Revolving Period

                1 Collateral Invested Amount                                                      67,000,000.00
                2 Required Collateral Invested Amount                                             67,000,000.00
                3 Amount used to pay Excess CIA                                                            0.00
                4 Available Principal Collections                                                 79,635,783.29

                5 Class D                                                                         42,000,000.00
                6 Required Class D                                                                42,000,000.00
                7 Amount used to pay Excess Class D                                                        0.00
                8 Available Principal Collections                                                 79,635,783.29

                                     Page 8


Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                1 Available Principal Collections                                                 79,635,783.29
                                      a Controlled Deposit Amount                                          0.00
                                      b Minimum of Avail Prin Coll and CDA                                 0.00
                                      c Controlled Deposit Amount Shortfall                                0.00
                                      d Amount Deposited in PFA for Class A                                0.00
                                      e Draw from PFA to pay Class A Principal                             0.00
                                      f Class A Adjusted Invested Amount                         528,000,000.00

                2 Remaining Principal Collections Available                                       79,635,783.29
                                      a Remaining PFA Balance                                              0.00
                                      b Beginning Class B Outstanding Amount                     113,000,000.00
                                      c Beginning Class B Adjusted Invested Amount               113,000,000.00
                                      d Amount Deposited in PFA for Class B                                0.00
                                      e Draw from PFA to pay Class B Principal                             0.00
                                      f Class B Adjusted Invested Amount                         113,000,000.00

                3 Remaining Principal Collections Available                                       79,635,783.29
                                      a Remaining CIA Amount                                      67,000,000.00
                                      b Principal Paid to CIA                                              0.00
                                      c CIA at the end of the Period                              67,000,000.00

                4 Remaining Principal Collections Available                                       79,635,783.29
                                      a Remaining Class D Amount                                  42,000,000.00
                                      b Principal Paid to Class D                                          0.00
                                      c Class D at the end of the Period                          42,000,000.00

                  Class A Principal Paid to Investors                                                      0.00
                  Class B Principal Paid to Investors                                                      0.00
                  CIA Principal Paid to Investors                                                          0.00
                  Class D Principal Paid to Investors                                                      0.00
                  Ending Class A Outstanding Amount                                              528,000,000.00
                  Ending Class B Outstanding Amount                                              113,000,000.00
                  Ending CIA Outstanding Amount                                                   67,000,000.00
                  Ending Class D Outstanding Amount                                               42,000,000.00

                5 Shared Principal Collections                                                    79,635,783.29

                                     Page 9


Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                1 Principal Collections Available                                                          0.00
                                      a Remaining Class A Adjusted Invested Amount               528,000,000.00
                                      b Principal Paid to Class A                                          0.00
                                      c End of Period Class A Adjusted Invested Amount           528,000,000.00

                2 Remaining Principal Collections Available                                                0.00
                                      a Remaining Class B Adjusted Invested Amount               113,000,000.00
                                      b Principal Paid to Class B                                          0.00
                                      c End of Period Class B Adjusted Invested Amount           113,000,000.00

                3 Remaining Principal Collections Available                                                0.00
                                      a Remaining Collateral Invested Amount                      67,000,000.00
                                      b Principal Paid to CIA                                              0.00
                                      c Collateral Invested Amount at the end of the Period       67,000,000.00

                4 Remaining Principal Collections Available                                                0.00
                                      a Remaining Class D Amount                                  42,000,000.00
                                      b Principal Paid to Class D                                          0.00
                                      c Class D at the end of the Period                          42,000,000.00

Q. Yield and Base Rate

                1 Base Rate
                                      a Current Monthly Period                               7.30%
                                      b Prior Monthly Period                                 7.27%
                                      c Second Prior Monthly Period                          7.17%

                  Three Month Average Base Rate                                                                  7.25%

                2 Series Adjusted Portfolio Yield
                                      a Current Monthly Period                              13.13%
                                      b Prior Monthly Period                                11.33%
                                      c Second Prior Monthly Period                         11.78%

                  Three Month Average Series Adjusted Portfolio Yield                                           12.08%

                3 Excess Spread
                                      a Current Monthly Period                               5.83%
                                      b Prior Monthly Period                                 4.06%
                                      c Second Prior Monthly Period                          4.61%

                  Three Month Average Excess Spread                                                              4.83%


                                     Page 10


                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                            15-Oct-99
Current Payment Date                         15-Nov-99
Actual / 360 Days                                31                31                  31                31
30 / 360 Days                                    30                30                  30                30
Fixed / Floating                              Floating          Floating            Floating          Floating

                                              Class A            Class B       Collateral Invested     Class D           Total
                                                                                      Amount
Certificate Rate                                  5.536%            5.766%               6.381%            0.000%
Initial Balance                           528,000,000.00    113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Total Initial Amount                                                                                                802,500,000.00

Beginning Outstanding Amount              528,000,000.00    113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Outstanding Amount                 528,000,000.00    113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00

Beginning Invested Amount                 528,000,000.00    113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Invested Amount                    528,000,000.00    113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount        528,000,000.00    113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount           528,000,000.00    113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00

Principal Allocation Percentage                   70.40%            15.07%                8.93%             5.60%          100.00%
Floating Allocation Percentage                    70.40%            15.07%                8.93%             5.60%          100.00%
Principal Collections                      52,963,007.97     11,334,886.18         6,720,684.72      4,212,966.54    75,231,545.41
Realloc Finance Charge Collections          8,894,041.90      1,903,459.72         1,128,600.01        707,480.61    12,633,582.24
YSA Draw                                                                                                                      0.00
YSA Investment Proceeds                                                                                                       0.00
Realloc Finance Charge plus YSA Draw        8,894,041.90      1,903,459.72         1,128,600.01        707,480.61    12,633,582.24
Monthly Interest                            2,517,148.33        561,088.16           368,162.67              0.00     3,446,399.17
Investor Default Amount (Net)               3,100,583.46        663,571.84           393,445.25        246,637.32     4,404,237.87
Monthly Servicing Fee                         880,000.00        188,333.33           111,666.67         70,000.00     1,250,000.00
Total Due                                   6,497,731.80      1,412,993.33           873,274.59        316,637.32     9,100,637.04

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           12,633,582.24
Series Adjusted Portfolio Yield                                                                                             13.17%
Base Rate                                                                                                                    7.34%


                                     Page 11

                                 Series 1998-3

Series Parameters
                    Revolving Period (Y/N)                                Y
                    Accumulation Period (Y/N)                             N
                    Early Amortization (Y/N)                              N
                    Controlled Accumulation Period                      12.00
                    Holdings is Servicer                                  Y
                    Paydown Excess CIA (Y/N)                              Y
                    Paydown Excess Class D (Y/N)                          Y
                    Controlled Accumulation Amount                           53,416,666.67
                    Controlled Deposit Amount                                53,416,666.67
                    Ending Controlled Deposit Amount Shortfalll                       0.00

Funding Accounts
                    Beginning Principal Funding Account Balance                       0.00
                    Principal Funding Account Deposit                                 0.00
                    Ending Principal Funding Account Balance                          0.00
                    Principal Funding Investment Proceeds                             0.00

                    Yield Supplement Account Beginning Balance                        0.00
                    Yield Supplement Account Release                                  0.00
                    Yield Supplement Account Ending Balance                           0.00

                    Reserve Account Beginning Balance                                 0.00
                    Required Reserve Account Amount                                   0.00
                    Funds Deposited into Reserve Account                              0.00
                    Ending Reserve Account Balance                                    0.00

C. Certificate Balances and Distrubutions
                                                       Class A           Class B          CIA           Class D            Total
                    Beginning Balance              528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
                    Interest Distributions           2,517,148.33       561,088.16      368,162.67            0.00      3,446,399.17
                    PFA Deposits                             0.00                                                               0.00
                    Principal Distributions                  0.00             0.00            0.00            0.00              0.00
                    Total Distributions              2,517,148.33       561,088.16      368,162.67            0.00      3,446,399.17
                    Ending Certificate Balance     528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
                    Pool Factor                            100.00%          100.00%         100.00%         100.00%
                    Total Distribution Per $1,000          4.7673           4.9654          5.4950          0.0000
                    Interest Distribution Per $1,000       4.7673           4.9654          5.4950          0.0000
                    Principal Distribution Per $1,000      0.0000           0.0000          0.0000          0.0000

                                     Page 12

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                    1 Total amount of the distribution:                                                                 2,517,148.33
                    2 Amount of the distribution in respect of Class A Monthly Interest:                                2,517,148.33
                    3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                            0.00
                    4 Amount of the distribution in respect of Class A Additional Interest:                                     0.00
                    5 Amount of the distribution in respect of Class A Principal:                                               0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                    1 Total amount of Class A Investor Charge-Offs:                                                             0.00
                    2 Amount of Class A Investor Charge-Offs                                                                    0.00
                      per $1,000 original certificate principal amount:
                    3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                       0.00
                    4 Amount reimbursed in respect of Class A Investor Charge-Offs                                              0.00
                      per $1,000 original certificate principal amount:
                    5 The amount, if any, by which the outstanding principal                                                    0.00
                      balance of the Class A Certificate exceeds the Class A Invested
                      Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                    1 The total amount of the distribution:                                                               561,088.16
                    2 Amount of the distribution in respect of Class B monthly interest:                                  561,088.16
                    3 Amount of the distribution in respect of Class B outstanding monthly interest:                            0.00
                    4 Amount of the distribution in respect of Class B additional interest:                                     0.00
                    5 Amount of the distribution in respect of Class B principal:                                               0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                    1 The amount of reductions in Class B Invested Amount                                                       0.00
                    2 The amount of reductions in the Class B Invested Amount set forth in                                      0.00
                      paragraph 1 above, per $1,000 original certificate principal amount:
                    3 The total amount reimbursed in respect of such reductions                                                 0.00
                      in the Class B Invested Amount:
                    4 The total amount set forth in paragraph 3 above, per $1,000                                               0.00
                      original certificate principal amount:
                    5 The amount, if any, by which the outstanding principal balance                                            0.00
                       of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:


                                     Page 13

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                    1 Total amount distributed to the Collateral Interest Holder:                                         368,162.67
                    2 Amount distributed in respect of Collateral Monthly Interest:                                       368,162.67
                    3 Amount distributed in respect of Collateral Additional Interest:                                          0.00
                    4 The amount distributed to the Collateral Interest Holder in respect                                       0.00
                      of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                    1 The amount of reductions in the Collateral Invested Amount.                                               0.00
                    2 The total amount reimbursed in respect of such reductions in the                                          0.00
                      Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                    1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                            12,633,582.24
                    2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)              9,100,637.04
                    3 Spread Account Requirement per Loan Agreement                                                       952,485.11
                    4 Finance Charge Shortfall                                                                                  0.00
                    5 Available for Other Excess Allocation Series                                                      2,580,460.09

K. Application of Reallocated Investor Finance Charge Collections.

                                                                              Available         Due         Paid         Shortfall
                    1 Allocated Class A Available Funds                      8,894,041.90
                      a Reserve Account Release                                      0.00
                      b PFA Investment Earnings                                      0.00
                      c Class A Available Funds                              8,894,041.90

                    2 Class A Available Funds                                8,894,041.90
                      a Class A Monthly Interest                                             2,517,148.33   2,517,148.33     0.00
                      b Class A Servicing Fee                                                  880,000.00     880,000.00     0.00
                      c Class A Investor Default Amount                                      3,100,583.46   3,100,583.46     0.00
                      d Class A Excess                                       2,396,310.10

                    3 Class B Available Funds                                1,903,459.72
                      a Class B Monthly Interest                                               561,088.16     561,088.16     0.00
                      b Class B Servicing Fee                                                  188,333.33     188,333.33     0.00
                      c Class B Excess                                       1,154,038.23

                    4 Collateral Available Funds                             1,128,600.01
                      a Collateral Servicing Fee                                               111,666.67     111,666.67     0.00
                      b Collateral Excess                                    1,016,933.35

                    5 Class D Available Funds                                  707,480.61
                      a Class D Servicing Fee                                                   70,000.00      70,000.00     0.00
                      b Class D Excess                                         637,480.61

                    6 Total Excess Spread                                    5,204,762.29


                                     Page 14

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                              Available             Due          Paid     Shortfall
                     1 Available Excess Spread                               5,204,762.29
                     2 Excess Fin Charge Coll                                        0.00
                            from Other Series
                     3 Available Funds                                       5,204,762.29
                     4 Class A Required Amount Shortfalls                                            0.00           0.00     0.00
                     5 Class B Defaults                                                        663,571.84     663,571.84     0.00
                     6 Monthly Servicing Fee Shortfalls                                              0.00           0.00     0.00
                     7 Collateral Monthly Interest                                             368,162.67     368,162.67     0.00
                     8 Collateral Default Amount                                               393,445.25     393,445.25     0.00
                     9 Reserve Account Deposit                                                       0.00           0.00     0.00
                    10 Class D Monthly Interest                                                      0.00           0.00     0.00
                    11 Class D Default Amount                                                  246,637.32     246,637.32     0.00
                    12 Other CIA Amounts Owed                                                  952,485.11     952,485.11     0.00
                    13 Excess Fin Coll for Other Series                                              0.00           0.00     0.00
                    14 Excess Spread                                         2,580,460.09
                    15 Writedowns
                                             a Class A                               0.00
                                             b Class B                               0.00
                                             c CIA                                   0.00
                                             d Class D                               0.00

M. Reallocated Principal Collections

                    1 Total Principal Collections Allocable                                                75,231,545.41
                    2 Principal Required to Fund the Required Amount                                                0.00
                    3 Shared Principal Collections from other Series                                                0.00
                    4 Other Amounts Treated as Principal Collections                                        4,404,237.87
                    5 Available Principal Collections                                                      79,635,783.29

N. Application of Principal Collections during Revolving Period

                    1 Collateral Invested Amount                                                           67,000,000.00
                    2 Required Collateral Invested Amount                                                  67,000,000.00
                    3 Amount used to pay Excess CIA                                                                 0.00
                    4 Available Principal Collections                                                      79,635,783.29

                    5 Class D                                                                              42,000,000.00
                    6 Required Class D                                                                     42,000,000.00
                    7 Amount used to pay Excess Class D                                                             0.00
                    8 Available Principal Collections                                                      79,635,783.29

                                     Page 15

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                    1 Available Principal Collections                                                      79,635,783.29
                                           a Controlled Deposit Amount                                              0.00
                                           b Minimum of Avail Prin Coll and CDA                                     0.00
                                           c Controlled Deposit Amount Shortfall                                    0.00
                                           d Amount Deposited in PFA for Class A                                    0.00
                                           e Draw from PFA to pay Class A Principal                                 0.00
                                           f Class A Adjusted Invested Amount                             528,000,000.00

                    2 Remaining Principal Collections Available                                            79,635,783.29
                                           a Remaining PFA Balance                                                  0.00
                                           b Beginning Class B Outstanding Amount                         113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                   113,000,000.00
                                           d Amount Deposited in PFA for Class B                                    0.00
                                           e Draw from PFA to pay Class B Principal                                 0.00
                                           f Class B Adjusted Invested Amount                             113,000,000.00

                    3 Remaining Principal Collections Available                                            79,635,783.29
                                           a Remaining CIA Amount                                          67,000,000.00
                                           b Principal Paid to CIA                                                  0.00
                                           c CIA at the end of the Period                                  67,000,000.00

                    4 Remaining Principal Collections Available                                            79,635,783.29
                                           a Remaining Class D Amount                                      42,000,000.00
                                           b Principal Paid to Class D                                              0.00
                                           c Class D at the end of the Period                              42,000,000.00

                      Class A Principal Paid to Investors                                                           0.00
                      Class B Principal Paid to Investors                                                           0.00
                      CIA Principal Paid to Investors                                                               0.00
                      Class D Principal Paid to Investors                                                           0.00
                      Ending Class A Outstanding Amount                                                   528,000,000.00
                      Ending Class B Outstanding Amount                                                   113,000,000.00
                      Ending CIA Outstanding Amount                                                        67,000,000.00
                      Ending Class D Outstanding Amount                                                    42,000,000.00

                    5 Shared Principal Collections                                                         79,635,783.29

                                     Page 16

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                    1 Principal Collections Available                                                               0.00
                                           a Remaining Class A Adjusted Invested Amount                   528,000,000.00
                                           b Principal Paid to Class A                                              0.00
                                           c End of Period Class A Adjusted Invested Amount               528,000,000.00

                    2 Remaining Principal Collections Available                                                     0.00
                                           a Remaining Class B Adjusted Invested Amount                   113,000,000.00
                                           b Principal Paid to Class B                                              0.00
                                           c End of Period Class B Adjusted Invested Amount               113,000,000.00

                    3 Remaining Principal Collections Available                                                     0.00
                                           a Remaining Collateral Invested Amount                          67,000,000.00
                                           b Principal Paid to CIA                                                  0.00
                                           c Collateral Invested Amount at the end of the Period           67,000,000.00

                    4 Remaining Principal Collections Available                                                     0.00
                                           a Remaining Class D Amount                                      42,000,000.00
                                           b Principal Paid to Class D                                              0.00
                                           c Class D at the end of the Period                              42,000,000.00

Q. Yield and Base Rate

                    1 Base Rate
                                           a Current Monthly Period                                    7.34%
                                           b Prior Monthly Period                                      7.31%
                                           c Second Prior Monthly Period                               7.21%

                      Three Month Average Base Rate                                                                 7.29%

                    2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   13.17%
                                           b Prior Monthly Period                                     11.36%
                                           c Second Prior Monthly Period                              11.81%

                      Three Month Average Series Adjusted Portfolio Yield                                          12.11%

                    3 Excess Spread
                                           a Current Monthly Period                                    5.83%
                                           b Prior Monthly Period                                      4.05%
                                           c Second Prior Monthly Period                               4.60%

                      Three Month Average Excess Spread                                                             4.83%

                                     Page 17